Supplement to the
Fidelity® Select Portfolios®
Financials Sector
April 29, 2013
Prospectus

The following information replaces similar information for Brokerage and Investment Management Portfolio and Financial Services Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on pages 8 and 13, respectively.

Christopher Lee (portfolio manager) has managed the fund since May 2013.

The following information replaces similar information for Insurance Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 16.

Court Dignan (co-manager) has managed the fund since September 2009.

Peter Deutsch (co-manager) has managed the fund since June 2013.

The following information supplements information found in the "Additional Information about the Purchase and Sale of Shares" section under the heading "Selling Shares" on page 23.

  Certain types of transactions in employer-sponsored and 403(b) retirement plans recordkept by Fidelity, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

The following information replaces the biographical information for Benjamin Hesse found in the "Fund Management" section on page 27.

Christopher Lee is portfolio manager of Brokerage and Investment Management Portfolio and Financial Services Portfolio, which he has managed since May 2013. He also manages other funds. Since joining Fidelity Investments in 2004, Mr. Lee has worked as a research analyst and portfolio manager.

The following information replaces the biographical information for Court Dignan found in the "Fund Management" section on page 27.

Court Dignan is co-manager of Insurance Portfolio, which he has managed since September 2009. He also manages other funds. Since joining Fidelity Investments in 2003, Mr. Dignan has worked as an associate within Fidelity Capital Investors, as a research analyst, and portfolio manager.

Peter Deutsch is co-manager of Insurance Portfolio, which he has managed since June 2013. Prior to joining Fidelity in 2010 as an equity research analyst, Mr. Deutsch received his MBA from the Stanford Graduate School of Business in 2010 and served as an associate for Oaktree Capital Management in Los Angeles, California from 2006 to 2008.

SELFIN-13-03  June 14, 2013
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